Exhibit 10.101

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Second Amendment to Purchase and Sale Contract (this “Amendment”) is made as of May 4, 2011, between CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP (“Seller”) and THE EZRALOW COMPANY, LLC (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of March 21, 2011 with respect to the sale of certain property described therein, as amended by that certain First Amendment to Purchase and Sale Contract, dated April 22, 2011 (collectively, the “Contract”); and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Closing Date Adjournment Right.  Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall have the one-time right, by delivering written notice to Seller not later than May 16, 2011, to extend the Closing Date to June 28, 2011(the “Adjournment Right”).  If Purchaser shall exercise the Adjournment Right, then, in consideration for Seller’s willingness to adjourn the Closing Date, the Purchase Price for the Property shall be increased by $25,000.00 to an amount equal to $25,125,000.

3.      Miscellaneous.  This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP, a Delaware limited partnership

By:  CONCAP EQUITIES, INC., Delaware corporation, its general partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

Purchaser:

THE EZRALOW COMPANY, LLC,

A Delaware limited liability company

By: /s/Gary E. Freedman

Name:  Gary E. Freedman

Title:  Executive Vice President